BLACKROCK FUNDS III

BlackRock LifePath® Index Retirement Fund

BlackRock LifePath® Index 2020 Fund

BlackRock LifePath® Index 2025 Fund

BlackRock LifePath® Index 2030 Fund

BlackRock LifePath® Index 2035 Fund

BlackRock LifePath® Index 2040 Fund

BlackRock LifePath® Index 2045 Fund

BlackRock LifePath® Index 2050 Fund

BlackRock LifePath® Index 2055 Fund

BlackRock LifePath® Index 2060 Fund

(the “Funds”)

Supplement dated October 14, 2016 to the Prospectuses of the Funds,

each dated April 29, 2016

Effective immediately, BlackRock Developed Real Estate Index Fund, a series of BlackRock FundsSM, will be added as an eligible underlying fund for the Funds.

The section in the Prospectuses of the Funds entitled “Details About the Funds — Information About the Underlying Funds” is amended to add the following:

BlackRock Developed Real Estate Index Fund

BlackRock Developed Real Estate Index Fund seeks to track the investment results of an index composed of real estate equities in developed markets. BlackRock Developed Real Estate Index Fund seeks to track the investment results of the FTSE EPRA/NAREIT Developed Index (the “Underlying Index”), which measures the stock performance of companies engaged in the ownership, disposal and development of income-producing real estate in developed countries as defined by FTSE EPRA/NAREIT. As of April 29, 2016, the Underlying Index was comprised of stocks of companies in the following markets: Australia, Austria, Belgium and Luxembourg, Canada, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include REITs. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time. BlackRock Developed Real Estate Index Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. BlackRock Developed Real Estate Index Fund may invest a portion of the remainder of its assets in securities not included in the Underlying Index, but which BlackRock Advisors, LLC believes will help BlackRock Developed Real Estate Index Fund track the Underlying Index.

Shareholders should retain this Supplement for future reference.

PRO-LPIND-1016SUP